[Logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]

                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

                         MFS(R) RESEARCH
                         SERIES

MFS(R) RESEARCH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
ASSOCIATE DIRECTOR OF EQUITY RESEARCH               contact your financial adviser.
Alec C. Murray*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------------------
NOT FDIC INSURED                        MAY LOSE VALUE                     NO BANK GUARANTEE
--------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the six months ended June 30, 1999, the Series provided a total return of 8.85% (including the reinvestment of any distributions). This compares to a 12.23% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period.

The Series relies on MFS(R) Original Research(SM) to incorporate the best ideas of our more than 30 equity analysts, who cover small-, mid-, and large-cap companies; therefore, the portfolio is broadly diversified. However, the equity market has, until recently, been very narrow, with 25 to 50 large-cap growth stocks outperforming the rest of the stocks in the S&P 500. Because the Series is diversified across all market capitalizations, it is not likely to outperform in a market favoring a small group of stocks. As the market continues to broaden, we expect the Series to benefit.

The Series currently has a light position, relative to the S&P 500, in the largest large-cap growth stocks (companies with market capitalizations of $5 billion or more) and heavy positions in small- and mid-cap stocks, whose long-term opportunities we think are more attractive. Small- and mid-cap stocks are selling at much cheaper prices relative to earnings than large-cap growth stocks. Stocks with lower prices relative to earnings are less vulnerable to negative events such as earnings disappointments or a broad market downturn. We think the companies in the Series will see higher growth rates than many of the largest large-cap stocks. At the same time, we are avoiding most Internet stocks or other companies trading at what we see as unsustainably high prices relative to their earnings.

Two industry sectors have helped performance: financial services and technology. The Series' gains in financial services largely came from brokerage and investment banking stocks. Specifically, the Series had large holdings in Morgan Stanley Dean Witter, which is well managed and experienced in the markets it serves. Companies around the world are using firms like Morgan Stanley to help arrange their mergers.

The leading contributors to technology performance were semiconductor companies such as LSI Logic and Analog Devices. The semiconductor industry was hurt in 1998 by the Asian economic slowdown as well as by the fact that it had built up its manufacturing capability to a point at which there was too much supply in some market segments, so prices came down. Now, demand is beginning to catch up with supply and Asia seems to be recovering, both of which have helped semiconductor companies.

The continuing strength of the U.S. economy has supported cyclical companies. For example, the Series has benefited from its holding in the paper company Bowater that is the number-two newsprint producer worldwide. Bowater recently acquired a competitor, Avenor, which should give Bowater greater market share as well as the cost-savings benefits that can come from consolidation. Bowater is global in scope and has benefited from a favorable supply/demand environment, which should result in price increases.

A few of the Series' retailing holdings have underperformed. Although the retailing environment has been very good and Dayton Hudson, the department store chain, has performed well, the Series was hurt by two stocks, Rite Aid and CompUSA. We have had a significant position in Rite Aid because we believe that as the population ages people will use more prescription medicines. However, Rite Aid opened too many stores in a short period of time and underestimated the costs of closing old stores. The company also had inventory and accounting problems. Over the long term, however, we believe Rite Aid will continue to benefit from increasing prescription sales. CompUSA, meanwhile, is losing computer and software sales to companies that sell over the telephone or on the Internet. Also, some business customers, who tend to buy more expensive equipment, are cutting orders to prepare for any Year 2000 (Y2K) computer problems. By the end of this year, we think the Y2K issue will largely be resolved, and the company should perform better.

    Respectfully,

/s/ Alec C. Murray

    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Series under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.



This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks long-term growth of capital and future income.

Commencement of investment operations: July 26, 1995

Size: $733.5 million net assets as of June 30, 1999

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                              6 Months        1 Year      3 Years        Life*
--------------------------------------------------------------------------------
Cumulative Total Return         +8.85%       +13.00%      +76.22%     +118.57%
--------------------------------------------------------------------------------
Average Annual Total Return       --         +13.00%      +20.79%     + 22.00%
--------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, July 26, 1995, through June 30, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1999

Stocks - 97.6%
----------------------------------------------------------------------------
ISSUER                                                SHARES           VALUE
----------------------------------------------------------------------------
U.S. Stocks - 91.6%
  Aerospace - 4.1%
    Gulfstream Aerospace Corp.*                      114,200    $  7,715,637
    Raytheon Co., "B"                                 71,900       5,059,963
    United Technologies Corp.                        239,500      17,169,156
                                                                ------------
                                                                $ 29,944,756
----------------------------------------------------------------------------
  Automotive - 0.9%
    Federal-Mogul Corp.                              128,600    $  6,687,200
----------------------------------------------------------------------------
  Banks and Credit Companies - 4.6%
    Bank America Corp.                                53,000    $  3,885,563
    Bank of New York Co., Inc.                       159,100       5,836,981
    Chase Manhattan Corp.                             56,964       4,934,507
    PNC Bank Corp.                                   130,800       7,537,350
    US Bancorp                                        89,600       3,046,400
    Wells Fargo Co.                                  202,050       8,637,637
                                                                ------------
                                                                $ 33,878,438
----------------------------------------------------------------------------
  Broadcasting - 0.7%
    Infinity Broadcasting Corp.*                     166,900    $  4,965,275
----------------------------------------------------------------------------
  Business Machines - 0.9%
    Xerox Corp.                                      111,700    $  6,597,281
----------------------------------------------------------------------------
  Business Services - 0.5%
    First Data Corp.                                  77,400    $  3,787,763
    Modis Professional Services, Inc.*                 6,800          93,500
                                                                ------------
                                                                $  3,881,263
----------------------------------------------------------------------------
  Chemicals - 0.2%
    Cambrex Corp.                                     62,500    $  1,640,625
----------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Hewlett-Packard Co.                               37,600    $  3,778,800
----------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.9%
    Intuit, Inc.*                                      1,600    $    144,200
    Microsoft Corp.*                                 395,200      35,642,100
                                                                ------------
                                                                $ 35,786,300
----------------------------------------------------------------------------
  Computer Software - Services - 2.1%
    EMC Corp.*                                        95,100    $  5,230,500
    Sun Microsystems, Inc.*                          148,000      10,193,500
                                                                ------------
                                                                $ 15,424,000
----------------------------------------------------------------------------
  Computer Software - Systems - 6.0%
    BMC Software, Inc.*                              213,700    $ 11,539,800
    Cadence Design Systems, Inc.*                    198,750       2,534,062
    Citrix Systems, Inc.*                             20,500       1,158,250
    Computer Associates International, Inc.           77,425       4,258,375
    Compuware Corp.*                                 177,900       5,659,444
    Oracle Corp.*                                    451,450      16,760,081
    Synopsys, Inc.*                                   33,800       1,865,338
                                                                ------------
                                                                $ 43,775,350
----------------------------------------------------------------------------
  Consumer Goods and Services - 8.2%
    Clorox Co.                                        62,400    $  6,665,100
    Colgate-Palmolive Co.                             39,500       3,900,625
    Dial Corp.                                       143,100       5,321,531
    Gillette Co.                                     146,600       6,010,600
    Newell Rubbermaid, Inc.                          120,700       5,612,550
    Procter & Gamble Co.                             114,300      10,201,275
    Tyco International Ltd.                          236,974      22,453,287
                                                                ------------
                                                                $ 60,164,968
----------------------------------------------------------------------------
  Containers - 0.7%
    Owens Illinois, Inc.*                            108,100    $  3,533,519
    Smurfit-Stone Container Corp.*                    88,185       1,813,304
                                                                ------------
                                                                $  5,346,823
----------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    Honeywell, Inc.                                   49,000    $  5,677,875
----------------------------------------------------------------------------
  Electronics - 4.0%
    Analog Devices, Inc.*                            327,766    $ 16,449,756
    LSI Logic Corp.*                                 283,000      13,053,375
                                                                ------------
                                                                $ 29,503,131
----------------------------------------------------------------------------
  Entertainment - 4.2%
    CBS Corp.*                                        88,200    $  3,831,187
    Comcast Corp., "A"                                70,400       2,706,000
    Disney (Walt) Co.                                306,000       9,428,625
    MediaOne Group, Inc.*                             53,200       3,956,750
    Time Warner, Inc.                                151,600      11,142,600
                                                                ------------
                                                                $ 31,065,162
----------------------------------------------------------------------------
  Financial Institutions - 3.6%
    Associates First Capital Corp., "A"              179,192    $  7,940,445
    CIT Group, Inc., "A"                              77,500       2,237,812
    Citigroup, Inc.                                  194,450       9,236,375
    Goldman Sachs Group, Inc.*                         6,500         469,625
    Morgan Stanley Dean Witter & Co.                  33,100       3,392,750
    Providian Financial Corp.                         17,500       1,636,250
    Schwab (Charles) Corp.                            16,100       1,768,988
                                                                ------------
                                                                $ 26,682,245
----------------------------------------------------------------------------
  Food and Beverage Products - 3.0%
    Anheuser-Busch Cos., Inc.                         80,400    $  5,703,375
    Bestfoods Co.                                     16,200         801,900
    Coca-Cola Co.                                     72,200       4,512,500
    Nabisco Holdings Corp., "A"                       79,600       3,442,700
    Ralston-Ralston Purina Co.                       248,000       7,548,500
                                                                ------------
                                                                $ 22,008,975
----------------------------------------------------------------------------
  Forest and Paper Products - 0.5%
    Bowater, Inc.                                     69,700    $  3,293,325
----------------------------------------------------------------------------
  Insurance - 6.2%
    American International Group, Inc.                50,800    $  5,946,775
    CIGNA Corp.                                       93,000       8,277,000
    Conseco, Inc.                                    103,290       3,143,889
    Equitable Cos., Inc.                             106,700       7,148,900
    Hartford Financial Services Group, Inc.          107,200       6,251,100
    Lincoln National Corp.                           147,900       7,737,019
    Nationwide Financial Services, Inc., "A"          57,000       2,579,250
    ReliaStar Financial Corp.                        106,414       4,655,613
                                                                ------------
                                                                $ 45,739,546
----------------------------------------------------------------------------
  Internet
    Software.com, Inc.*                                  900    $     20,869
----------------------------------------------------------------------------
  Manufacturing - 1.0%
    Danaher Corp.                                    131,800    $  7,660,875
----------------------------------------------------------------------------
  Medical and Health Products - 5.0%
    American Home Products Corp.                     240,500    $ 13,828,750
    Bristol-Myers Squibb Co.                         166,100      11,699,669
    Pharmacia & Upjohn, Inc.                         193,600      10,998,900
                                                                ------------
                                                                $ 36,527,319
----------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.9%
    Cardinal Health, Inc.                            107,900    $  6,919,087
    Guidant Corp.                                    173,400       8,919,262
    HealthSouth Corp.*                               371,376       5,547,429
    Medtronic, Inc.                                   82,900       6,455,838
    United HealthCare Corp.                          119,800       7,502,475
    VISX, Inc.*                                        5,800         459,288
                                                                ------------
                                                                $ 35,803,379
----------------------------------------------------------------------------
  Oils - 2.1%
    Atlantic Richfield Co.                             8,200    $    685,213
    Conoco, Inc., "A"                                126,700       3,531,762
    Mobil Corp.                                      110,200      10,909,800
                                                                ------------
                                                                $ 15,126,775
----------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    Gannett Co., Inc.                                 54,300    $  3,875,663
----------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    CKE Restaurants, Inc.                                200    $      3,250
    McDonald's Corp.                                 271,500      11,216,344
                                                                ------------
                                                                $ 11,219,594
----------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Backweb Technologies Ltd.*                         2,900    $     79,387
    Carnival Corp.                                    83,200       4,035,200
    Newport News Shipbuilding, Inc.                   12,200         359,900
    Phone.Com, Inc.*                                   5,400         302,400
    SPX Corp.*                                        10,200         851,700
    Verisign, Inc.*                                   18,900       1,630,125
                                                                ------------
                                                                $  7,258,712
----------------------------------------------------------------------------
  Stores - 4.4%
    CompUSA, Inc.*                                   143,800    $  1,069,513
    CVS Corp.                                        182,300       9,251,725
    Dayton Hudson Corp.                               65,200       4,238,000
    Office Depot, Inc.*                              180,050       3,972,353
    Rite Aid Corp.                                   232,900       5,735,162
    TJX Cos., Inc.                                   108,100       3,601,081
    Wal-Mart Stores, Inc.                             86,600       4,178,450
                                                                ------------
                                                                $ 32,046,284
----------------------------------------------------------------------------
  Supermarkets - 2.2%
    Albertsons, Inc.                                     693    $     35,733
    Kroger Co.*                                      299,600       8,370,075
    Safeway, Inc.*                                   157,000       7,771,500
                                                                ------------
                                                                $ 16,177,308
----------------------------------------------------------------------------
  Telecommunications - 11.0%
    Bell Atlantic Corp.                              205,800    $ 13,454,175
    Cisco Systems, Inc.*                             228,650      14,733,634
    MCI WorldCom, Inc.*                              210,841      18,145,504
    Motorola, Inc.                                   141,200      13,378,700
    Sprint Corp.                                     112,200       5,925,562
    Sprint Corp. (PCS Group)                         255,800      14,612,575
    Tellabs, Inc.*                                       600          40,538
                                                                ------------
                                                                $ 80,290,688
----------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    CMS Energy Corp.                                  84,000    $  3,517,500
    Midamerica Energy Holdings Co.                   107,700       3,729,112
                                                                ------------
                                                                $  7,246,612
----------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Columbia Energy Group                             42,500    $  2,664,219
----------------------------------------------------------------------------
Total U.S. Stocks                                               $671,759,635
----------------------------------------------------------------------------
Foreign Stocks - 6.0%
  Canada - 0.1%
    Abitibi-Consolidated, Inc. (Forest and Paper
      Products)                                       63,900    $    726,863
----------------------------------------------------------------------------
  France - 0.1%
    Total Fina S.A., ADR (Oils)                       14,100    $    908,569
----------------------------------------------------------------------------
  Germany - 0.8%
    Mannesmann AG (Conglomerate)                      39,200    $  5,857,360
----------------------------------------------------------------------------
  Spain - 0.5%
    Repsol S.A. (Oils)                               179,100    $  3,654,337
----------------------------------------------------------------------------
  Sweden - 1.3%
    Ericsson LM, ADR (Telecommunication Equipment)    30,600    $  1,007,887
    Ericsson LM, "B" (Telecommunication Equipment)   271,100       8,707,538
                                                                ------------
                                                                $  9,715,425
----------------------------------------------------------------------------
  Switzerland - 1.0%
    UBS AG (Banks and Credit Cos.)*                   25,400    $  7,581,114
----------------------------------------------------------------------------
  United Kingdom - 2.2%
    BP Amoco PLC, ADR (Oils)                          96,693    $ 10,491,191
    British Aerospace PLC (Aerospace and Defense)*     3,913          25,469
    Zeneca Group PLC (Medical and Health Products)   135,900       5,253,794
                                                                ------------
                                                                $ 15,770,454
----------------------------------------------------------------------------
Total Foreign Stocks                                            $ 44,214,122
----------------------------------------------------------------------------
Total Stocks (Identified Cost, $592,001,299)                    $715,973,757
----------------------------------------------------------------------------
Short-Term Obligations - 2.7%
----------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
----------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/99             $  7,800    $  7,800,000
    Federal Home Loan Mortgage Corp., due 7/29/99     10,217      10,178,300
    Federal National Mortgage Corp., due 7/22/99       1,783       1,777,935
----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                 $ 19,756,235
----------------------------------------------------------------------------
Other Short-Term Obligations - 5.1%
----------------------------------------------------------------------------
                                                      SHARES
----------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio
      (Identified Cost, $37,471,072)              37,471,072    $ 37,471,072
----------------------------------------------------------------------------
Total Investments (Identified Cost, $649,228,606)               $773,201,064
Other Assets, Less Liabilities - (5.4)%                          (39,704,921)
----------------------------------------------------------------------------
Net Assets - 100.0%                                             $733,496,143
----------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------
JUNE 30, 1999
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $649,228,606)          $773,201,064
  Cash                                                                 51,583
  Receivable for Series shares sold                                 1,279,179
  Receivable for investments sold                                   6,349,935
  Interest and dividends receivable                                   293,638
  Deferred organization expenses                                        1,972
  Other assets                                                          4,618
                                                                 ------------
      Total assets                                               $781,181,989
                                                                 ------------
Liabilities:
  Payable for Series shares reacquired                           $    160,265
  Payable for investments purchased                                 9,981,108
  Collateral for securities loaned, at value                       37,471,072
  Payable to affiliates -
    Management fee                                                     14,900
    Shareholder servicing agent fee                                       695
    Administrative fee                                                    298
  Accrued expenses and other liabilities                               57,508
                                                                 ------------
      Total liabilities                                          $ 47,685,846
                                                                 ------------
Net assets                                                       $733,496,143
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $575,056,528
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               123,970,147
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              34,198,415
  Accumulated undistributed net investment income                     271,053
                                                                 ------------
      Total                                                      $733,496,143
                                                                 ============
Shares of beneficial interest outstanding                         35,809,117
                                                                  ==========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)          $20.48
                                                                    ======

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1999
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                $  2,426,665
    Interest                                                      553,194
    Foreign taxes withheld                                        (31,843)
                                                             ------------
      Total investment income                                $  2,948,016
                                                             ------------
  Expenses -
    Management fee                                           $  2,364,838
    Trustees' compensation                                          1,123
    Shareholder servicing agent fee                               110,359
    Administrative fee                                             47,296
    Custodian fee                                                 104,877
    Printing                                                       42,420
    Auditing fees                                                  16,350
    Legal fees                                                      1,002
    Amortization of organization expenses                             911
    Miscellaneous                                                   5,639
                                                             ------------
      Total expenses                                         $  2,694,815
    Fees paid indirectly                                          (18,039)
                                                             ------------
      Net expenses                                           $  2,676,776
                                                             ------------
        Net investment income                                $    271,240
                                                             ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                  $ 37,009,101
    Foreign currency transactions                                 (35,820)
                                                             ------------
      Net realized gain on investments and foreign
        currency transactions                                $ 36,973,281
                                                             ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                              $ 20,469,727
    Translation of assets and liabilities in foreign
       currency                                                    (1,688)
                                                             ------------
      Net unrealized gain on investments and foreign
         currency translation                                $ 20,468,039
                                                             ------------
        Net realized and unrealized gain on investments
          and foreign currency                               $ 57,441,320
                                                             ------------
          Increase in net assets from operations             $ 57,712,560
                                                             ============

See notes to financial statements

FINANCIAL STATEMENTS - continued
Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED
                                                         SIX MONTHS ENDED                DECEMBER 31,
                                                            JUNE 30, 1999                        1998
                                                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $    271,240                 $  1,340,092
  Net realized gain on investments and foreign currency
    transactions                                               36,973,281                    5,907,819
  Net unrealized gain on investments and foreign currency
    translation                                                20,468,039                   78,553,148
                                                             ------------                 ------------
    Increase in net assets from operations                   $ 57,712,560                 $ 85,801,059
                                                             ------------                 ------------
Distributions declared to shareholders -
  From net investment income                                 $ (1,317,597)                $   (587,939)
  From net realized gain on investments and foreign
    currency transactions                                      (6,962,893)                  (7,710,146)
                                                             ------------                 ------------
    Total distributions declared to shareholders             $ (8,280,490)                $ (8,298,085)
                                                             ------------                 ------------
Net increase in net assets from Series share transactions    $116,286,521                 $204,429,719
                                                             ------------                 ------------
      Total increase in net assets                           $165,718,591                 $281,932,693
Net assets:
  At beginning of period                                      567,777,552                  285,844,859
                                                             ------------                 ------------
  At end of period (including accumulated undistributed net
    investment income of $271,053 and $1,317,410,
    respectively)                                            $733,496,143                 $567,777,552
                                                             ============                 ============

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights
--------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                     SIX MONTHS ENDED   --------------------------------------    DECEMBER 31,
                                        JUNE 30, 1999          1998          1997         1996           1995*
                                          (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $19.05        $15.80        $13.13       $10.89          $10.00
                                               ------        ------        ------       ------          ------
Income from investment operations# -
  Net investment income(S)                     $ 0.01        $ 0.06        $ 0.05       $ 0.06          $ 0.05
  Net realized and unrealized gain on
    investments and foreign currency             1.67          3.59          2.62         2.37            1.01
                                               ------        ------        ------       ------          ------
      Total from investment operations         $ 1.68        $ 3.65        $ 2.67       $ 2.43          $ 1.06
                                               ------        ------        ------       ------          ------
Less distributions declared to shareholders -
  From net investment income                   $(0.04)       $(0.03)       $ --         $(0.02)         $(0.03)
  From net realized gain on investments
    and foreign currency transactions           (0.21)        (0.37)         --          (0.16)          (0.14)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --            --            --          (0.01)           --
                                               ------        ------        ------       ------          ------
      Total distributions declared to
        shareholders                           $(0.25)       $(0.40)       $ --         $(0.19)         $(0.17)
                                               ------        ------        ------       ------          ------
Net asset value - end of period                $20.48        $19.05        $15.80       $13.13          $10.89
                                               ======        ======        ======       ======          ======
Total return                                    8.85%++      23.39%        20.26%       22.33%          10.62%++

Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                    0.86%+        0.86%         0.92%        1.01%           1.02%+
  Net investment income                         0.09%+        0.33%         0.34%        0.47%           1.15%+
Portfolio turnover                                51%           83%           99%          56%             28%
Net assets at end of period (000
  omitted)                                   $733,496      $567,778      $285,845      $35,710          $2,530
(S) Prior to January 1, 1998, subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment income
    (loss) per share and the ratios would have been:
      Net investment income (loss)                                         $ 0.06       $ --           $(0.08)
      Ratios (to average net assets):
        Expenses##                                                          0.88%        1.48%          3.90%+
        Net investment income (loss)                                        0.38%         --          (1.73)%+
 * For the period from the commencement of the Series' investment operations, July 26, 1995, through
   December 31, 1995.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which comprises the following 15 series:
MFS(R) Bond Series, MFS(R) Capital Opportunities Series (formerly MFS(R) Value Series), MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Global Governments Series (formerly MFS(R) World Governments Series), MFS(R) Global Equity Series, MFS(R) Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS Research Series, MFS(R) Total Return Series, and MFS(R) Utilities Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1999 there were 65 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Security Loans - The Series may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

At June 30, 1999, the value of securities loaned was $37,258,568. These loans were collateralized by cash of $37,471,072. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $422,433,362 and $312,247,390, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $649,228,606
                                                                  ------------
Gross unrealized appreciation                                     $136,002,210
Gross unrealized depreciation                                     (12,029,752)
                                                                  ------------
    Net unrealized appreciation                                   $123,972,458
                                                                  ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series' shares were as follows:

                                     SIX MONTHS ENDED JUNE 30, 1999        YEAR ENDED DECEMBER 31, 1998
                                     ------------------------------        ----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             7,817,623       $151,420,628       14,540,832       $251,911,169
Shares issued to shareholders in
  reinvestment of distributions           422,259          8,280,489          472,018          8,298,082
Shares reacquired                      (2,236,836)       (43,414,596)      (3,301,687)       (55,779,532)
                                      ----------        ------------       ----------       ------------
    Net increase                        6,003,046       $116,286,521       11,711,163       $204,429,719
                                       ==========       ============       ==========       ============

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series' shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1999, was $2,488. The Series had no significant borrowings during the period.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                VFR-3 8/99 133M